Exhibit 99.1

For Immediate Release:	Contact:	Douglas R. Jamieson
President and Chief Operating Officer
(914) 921-5020

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Third Quarter Results
•	Third Quarter Earnings of $1.03 per diluted share
•	Average AUM at $39.9 billion
•	Launched 15th Closed-End Fund – The Gabelli Go Anywhere Trust
•	Issued $110 million convertible note to Cascade Investment, L.L.C. convertible into 16% of Class A Shares

Rye, New York, November 4, 2016 – GAMCO Investors, Inc. (“GAMCO” or the “Company”) (NYSE: GBL) today reported financial results for the third quarter including revenues of $87.7 million, net income of $30.9 million and earnings of $1.03 per diluted share.  On a comparable continuing operations basis, revenues were $92.2 million, net income was $22.5 million, and earnings were $0.89 per diluted share in the third quarter of 2015.

Financial Highlights
	Third Quarter				YTD
($'s in 000's except AUM and per share data)	2016 (a)		2015 (b)		2016 (a)		2015 (b)

AUM - end of period (in millions)	$39,581		$38,490		$39,581		$38,490
AUM - average (in millions)	39,883		41,586		38,727		44,231

Revenues	87,721		92,160		253,050		290,659

Operating income	48,076		37,276		139,765		114,847
Operating margin		54.8%		40.4%		55.2%		39.5%

Other expense, net	(2,729)		(1,190)		(8,107)		(3,771)

Income before income taxes	45,347		36,086		131,658		111,076
Effective tax rate		31.9%		37.8%		35.9%		37.5%

Income from continuing operations	30,861		22,451		84,429		69,374

Loss from discontinued operations	-		(7,482)		-		(5,528)

Net income	30,861		14,969		84,429		63,846

Income per share - continuing operations	$1.03		$0.89		$2.85		$2.74

Loss per share - discontinued operations	$-		(0.30)		$-		(0.23)

Net income per share	$1.03		$0.59		$2.85		$2.51

Shares outstanding at September 30 (c)	29,548		25,538		29,548		25,538
(a) See page 3 for discussion of deferred compensation impact.
(b) Adjusted for spin-off of AC.
(c) Shares outstanding consist of 29,121 non-RSA shares and 427 RSA shares at September 30, 2016 and 24,849 non-RSA shares and 689 RSA shares at September 30, 2015.

Assets Under Management

				% Change From
	September 30,	December 31,	September 30,	December 31,	September 30,
	2016	2015	2015	2015	2015
Equities:
Open-end Funds	$13,799	$13,811	$14,075	(0.1%)	(2.0%)
Closed-end Funds	7,178	6,492	6,205	10.6	15.7
Institutional & PWM - direct	13,245	13,366	13,190	(0.9)	0.4
Institutional & PWM - sub-advisory	3,542	3,401	3,302	4.1	7.3
SICAV	42	37	36	13.5	16.7
Total Equities	37,806	37,107	36,808	1.9	2.7
Fixed Income:
Money-Market Fund	1,738	1,514	1,637	14.8	6.2
Institutional & PWM	37	38	45	(2.6)	(17.8)
Total Fixed Income	1,775	1,552	1,682	14.4	5.5
Total Assets Under Management	$39,581	$38,659	$38,490	2.4	2.8
Institutional & PWM - direct includes $286 million, $226 million and $227 million of Money Market Fund AUM at September 30, 2016,
December 31, 2015 and September 30, 2015, respectively.

Average AUM were $39.9 billion for the third quarter of 2016 versus $38.9 billion for the second quarter of 2016 and $41.6 billion for the third quarter of 2015.
Our third quarter 2016 increase in AUM versus June 30, 2016 AUM of $39.3 billion was due to market appreciation of $1.0 billion partially offset by net outflows of $0.5 billion and distributions of $0.2 billion.

Revenues

-
Total revenues for the third quarter of 2016 were $87.7 million, compared with $92.2 million in the prior year, reflecting investment advisory fees based on a lower level of assets and a decline in distribution and other income.

-
Investment advisory fees were $76.0 million in the third quarter of 2016 versus $79.9 million in the third quarter of 2015.  Revenues from our open-end and closed-end funds tracked our average AUM in the funds.  Lower billable assets at June 30, 2016 in Institutional and Private Wealth Management accounted for $26.2 million of the revenues.

-	Distribution fees from our open-end equity funds and other income were $11.8 million for the third quarter 2016, down from $12.3 million in the prior year quarter.

Operating Income – Third Quarter – Operating margin 54.8% vs. 40.4%

Operating income, which is net of management fee expense, increased 29.0% or $10.8 million, to $48.1 million in the third quarter of 2016 versus $37.3 million in the prior year period.  Lower revenues of $4.4 million in the third quarter were offset by reduced variable compensation expense of $12.5 million.  The December 2015 Restricted Stock Units (“RSU”) agreement with Mr. Gabelli reduced variable compensation by $13.3 million in the 2016 third quarter.  There were $0.6 million of launch costs incurred during the third quarter of 2016 and $0.5 million of incremental RSA expense in the third quarter of 2015.  After adjusting for removal of these items in the 2016 and 2015 periods, operating income was $35.4 million in the third quarter of 2016 versus $37.7 million, $2.3 million less than the comparable prior year period.  Operating margin after these adjustments decreased to 40.4% versus 40.9% in the prior year period.  See Notes to Non-GAAP measures on page 7 for further information.

Operating income before management fee was $49.2 million in the third quarter 2016 versus $41.3 million in the third quarter 2015.  Operating margin before management fee was 56.1% versus 44.8% in the third quarter of 2015.  After adjusting for the removal of the items in both the 2016 and 2015 periods, operating income before management fee was $38.4 million in the third quarter of 2016 as compared to $41.8 million in the third quarter of 2015 while operating margins before management fee was 43.7% vs. 45.3% in the prior year quarter.  See Notes on Non-GAAP measures on page 7 for further information.  Further information regarding Non-GAAP measures is included in Notes on Non-GAAP Financial Measures and Table V included elsewhere herein.

Other expense

We recognized $2.7 million in net other expenses in the 2016 quarter versus net other expenses of $1.2 million in the third quarter of 2015, principally due to the higher interest expense of $3.2 million in the 2016 quarter versus $1.8 million in the third quarter of 2015.  In 2016, the AC 4% PIK Note issued in November 2015 was outstanding as was the 4.5% convertible note issued in August 2016, offset in part by the tender of $78 million of the Senior Notes in December 2015.  Investment income for 2016 decreased $0.2 million to $0.4 million in 2016 vs. $0.6 million in 2015.

Income Taxes

The Company’s effective tax rate (“ETR”) for the quarter ended September 30, 2016 was 31.9% versus 37.8% for the quarter ended September 30, 2015.  The current quarter benefited from the reversal of tax accruals related to the closing out of a state audit.

Deferred compensation

The GAAP-mandated treatment of the December 2015 deferred compensation agreement materially contributed to the year over year third quarter 2016 results.  In 2016, certain variable compensation will be in the form of RSUs determined by the volume-weighted average price of the Company’s Class A Stock.  Margins for the third quarter 2016 therefore are not comparable with prior year periods.  Under GAAP, only 25% of this deferred compensation expense is being recognized in the current year with the remainder amortized as expense in 2017, 2018, and 2019.  Expressed another way, and assuming no renewal of the deferred compensation agreement, the 2016 third quarter (as well as the balance of 2016) benefit from a reduction of 75% of the compensation, and 2017, 2018, and 2019 will, in turn, be impacted by an additional 25% of the compensation from 2016 in each year.  The Board’s decision to grant these RSUs in December 2015 and thereby defer the cash payment of certain 2016 variable compensation until January 1, 2020 was to provide the Company with greater financial flexibility.

The balance sheet is also impacted; the compensation payable at September 30, 2016 and in each future period-end of 2016 is only 25% of the full amount of the 2016 compensation that will be due once the RSUs are fully vested.  At September 30, 2016, the amount of unrecognized compensation was $38.9 million.

On an economic basis, there was $18.1 million of compensation subject to the deferred compensation agreement for the third quarter of 2016.  Of this amount, only $4.8 million was recorded under GAAP, with the remaining $13.3 million to be expensed over the vesting period.  Absent the deferred compensation arrangement during the third quarter of 2016, total compensation costs were $32.1 million, management fee expense was $3.6 million, income tax expense was $9.6 million, net income was $22.4 million and earnings per fully diluted share was $0.75.

The following tables show a reconciliation of our results for the third quarter of 2016 and our balance sheet at September 30, 2016 between the GAAP basis and the non-GAAP adjusted basis of the deferred compensation (the RSU grant) described above.  We believe this adjusted measure, which removes the impact of the deferred compensation agreement, is useful in evaluating the ongoing operating results of the Company and increases the comparability of the results with prior periods.

	For the three months ended September 30, 2016
		Impact of
	Reported	Deferred
	GAAP	Compensation	Non-GAAP

Total revenues	$87,721	$-	$87,721

Compensation costs	21,233	10,885	32,118
Distribution costs	11,568	-	11,568
Other operating expenses	5,681	-	5,681
Total expenses	38,482	10,885	49,367

Operating income before management fee	49,239	(10,885)	38,354

Other expense, net	(2,729)	-	(2,729)

Income before management fee and income taxes	46,510	(10,885)	35,625
Management fee expense	1,163	2,400	3,563
Income before income taxes	45,347	(13,285)	32,062
Income tax expense	14,486	(5,075)	9,411
Net income attributable to GAMCO Investors, Inc.	$30,861	$(8,210)	$22,651

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$1.06	$(0.28)	$0.78
Diluted	$1.03	$(0.27)	$0.76

	September 30, 2016
		Impact of
	Reported	Deferred
	GAAP	Compensation	Non-GAAP

ASSETS

Other assets	$110,013	$-	$110,013
Income tax receivable	11,293	14,811	26,104
Total assets	$121,306	$14,811	$136,117

LIABILITIES AND EQUITY

Compensation payable	$31,469	$38,942	$70,411
Accrued expenses and other liabilities	54,979	-	54,979
Sub-total	86,448	38,942	125,390

5.875% Senior notes (due June 1, 2021)	24,115	-	24,115
4.5% Convertible note (due August 15, 2021)	109,826	-	109,826
4% PIK note (due November 30, 2020)	100,000	-	100,000
Total debt	233,941	-	233,941
Total liabilities	320,389	38,942	359,331

GAMCO Investors, Inc.'s stockholders' equity (deficit)	(199,083)	(24,131)	(223,214)

Total liabilities and equity	$121,306	$14,811	$136,117

The following table further illustrates the effect that the GAAP accounting for the compensation deferral will have on our results for 2016 through 2019 under certain assumptions.  For simplicity in arriving at the 2016 through 2019 illustrative effects, we have assumed that the third quarter RSU expense is predictive of the full year results but there is no assurance that this will be the case.  Please see the note regarding forward-looking information on page 13 of this release.
Effect of recording RSU on a GAAP basis:

	2016	2017	2018	2019

RSU expense	(52,228)	17,409	17,409	17,409

Business and Investment Highlights

-
On August 15, 2016, the Company issued a $110 million five year convertible note to Cascade Investment, L.L.C. in a private transaction.  The note has a coupon of 4.5% and is convertible into GBL Class A common stock at $55 per share.

-
On July 1, 2016, Gabelli Dividend & Income Trust completed the offering of $100 million of 5.25% Series G Cumulative Preferred Stock.  The preferred stock is perpetual, non-callable for five years, and was issued at $25 per share.

-
On August 9, 2016, the Bancroft Fund Ltd. completed the offering of $30 million of 5.375% Series A Cumulative Preferred Stock.   The preferred stock is perpetual, non-callable for five years, and was issued at $25 per share.

-
On September 2, 2016, GAMCO completed the initial public offering of The Gabelli Go Anywhere Trust, the Company’s 15th closed-end fund.  This newly organized closed-end fund initially traded on the NYSE MKT as a $100 combination consisting of one preferred share at $40 and three common shares at $20 each under the symbol GGO.C.  This innovative offering demonstrates the flexibility of the closed-end fund structure.  Separate trading on the NYSE MKT for the common shares (“GGO”) and the Series A Preferred shares (“GGO.A”) commenced on November 2, 2016.

Balance Sheet

During the quarter, we issued $110 million of five year 4.5% convertible notes and paid down $150 million of the $250 million PIK Note due November 30, 2020.  We ended the quarter with cash and investments of $66.7 million and debt of $233.9 million.  We have $500 million available on our universal shelf registration.  Together with earnings from operations, the shelf provides us with flexibility to do acquisitions, lift-outs, seed new investment strategies, and co-invest, as well as to fund shareholder compensation, including share repurchases and dividends.

Shareholder Compensation

During the quarter ended September 30, 2016, we returned $7.6 million of our earnings to shareholders through dividends and stock repurchases.  We repurchased 223,811 shares at an average price of $31.50 per share for a total investment of $7.0 million and distributed $0.6 million in dividends.  Since our IPO, in February 1999, we have returned $1.9 billion in total to shareholders comprised of $1.0 billion of spin-offs, $488 million in the form of dividends and $436 million through stock buybacks of 9,819,499 shares.

On November 4, 2016, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.02 per share payable on December 27, 2016 to its Class A and Class B shareholders of record on December 13, 2016.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.) and open-end funds and closed-end funds (Gabelli Funds, LLC).

NOTES ON NON-GAAP FINANCIAL MEASURES

A.
Operating income before management fee expense is used by management to evaluate its business operations.  We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the “Company”) as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company’s proprietary investment portfolio and interest expense.  The reconciliation of operating income before management fee expense to operating income is provided in Table V.

B.
Adjusted operating income and adjusted operating income before management fee expense are used by management to evaluate its ongoing business operations.  We believe these adjusted measures, which remove these items, are useful in evaluating the ongoing operating results of the Company as the nature of these items reduces the comparability of the results with prior periods and is not indicative of results for future periods.

		3rd Quarter		YTD September
		2016	2015	2016	2015
Operating income before management fee		$49,239	$41,332	$143,141	$127,232
Adjustments:
Add back:	Incremental RSA expense	-	458	-	1,665
Costs to launch Closed-end fund		638	-	638	1,000
Deduct:	Variable compensation reduction from RSU	(10,886)	-	(32,016)	-
Adjusted operating income before management fee		38,991	41,790	111,763	129,897
Adjusted operating margin before management fee		44.4%	45.3%	44.2%	44.7%

		3rd Quarter		YTD September
		2016	2015	2016	2015
Operating income		$48,076	$37,276	$139,765	$114,847
Adjustments:
Add back:	Incremental RSA expense	-	458	-	1,665
Costs to launch Closed-end fund		638	-	638	1,000
Deduct:	Variable compensation reduction from RSU	(13,285)	-	(38,942)	-
Adjusted operating income		35,429	37,734	101,461	117,512
Adjusted operating margin		40.4%	40.9%	40.1%	40.4%

The Company reported Assets Under Management as follows (in millions):

Table I: Fund Flows - 3rd Quarter 2016
				Fund
		Market		distributions,
	June 30,	appreciation/	Net cash	net of	September 30,
	2016	(depreciation)	flows	reinvestments	2016
Equities:
Open-end Funds	$13,981	$259	$(416)	$(25)	$13,799
Closed-end Funds	6,917	131	257	(127)	7,178
Institutional & PWM - direct	13,326	429	(510)	-	13,245
Institutional & PWM - sub-advisory	3,459	186	(103)	-	3,542
SICAV	40	1	1	-	42
Total Equities	37,723	1,006	(771)	(152)	37,806
Fixed Income:
Money-Market Fund	1,518	1	219	-	1,738
Institutional & PWM	32	-	5	-	37
Total Fixed Income	1,550	1	224	-	1,775
Total Assets Under Management	$39,273	$1,007	$(547)	$(152)	$39,581

Table II: Fund Flows - Year to date September 2016
				Fund
		Market		distributions,
	December 31,	appreciation/	Net cash	net of	September 30,
	2015	(depreciation)	flows	reinvestments	2016
Equities:
Open-end Funds	$13,811	$1,204	$(1,170)	$(46)	$13,799
Closed-end Funds	6,492	619	437	(370)	7,178
Institutional & PWM - direct	13,366	904	(1,025)	-	13,245
Institutional & PWM - sub-advisory	3,401	314	(173)	-	3,542
SICAV	37	3	2	-	42
Total Equities	37,107	3,044	(1,929)	(416)	37,806
Fixed Income:
Money-Market Fund	1,514	2	222	-	1,738
Institutional & PWM	38	-	(1)	-	37
Total Fixed Income	1,552	2	221	-	1,775
Total Assets Under Management	$38,659	$3,046	$(1,708)	$(416)	$39,581

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended
	September 30,
	2016	2015

Investment advisory and incentive fees	$75,952	$79,900
Distribution fees and other income	11,769	12,260
Total revenues	87,721	92,160

Compensation costs	21,233	34,022
Distribution costs	11,568	12,363
Other operating expenses	5,681	4,443
Total expenses	38,482	50,828

Operating income before management fee	49,239	41,332

Investment income	426	625
Interest expense	(3,155)	(1,815)
Other expense, net	(2,729)	(1,190)

Income before management fee and income taxes	46,510	40,142
Management fee expense	1,163	4,056
Income before income taxes	45,347	36,086
Income tax expense	14,486	13,635
Income from continuing operations	30,861	22,451
Loss from discontinued operations, net of taxes	-	(7,482)
Net income attributable to GAMCO Investors, Inc.	$30,861	$14,969

Net income/(loss) per share attributable to GAMCO Investors, Inc.:
Basic - Continuing operations	$1.06	$0.90
Basic - Discontinued operations	-	(0.30)
Basic - Total	$1.06	$0.60

Diluted - Continuing operations	$1.03	$0.89
Diluted - Discontinued operations	-	(0.30)
Diluted - Total	$1.03	$0.59

Weighted average shares outstanding:
Basic	29,185	24,947

Diluted	30,406	25,241

Actual shares outstanding (a)	29,548	25,538

Notes:
(a) Includes 427,290 and 688,550 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 11.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Nine Months Ended
	September 30,
	2016	2015

Investment advisory and incentive fees	$219,594	$251,269
Distribution fees and other income	33,456	39,390
Total revenues	253,050	290,659

Compensation costs	62,130	109,177
Distribution costs	32,786	40,093
Other operating expenses	14,993	14,157
Total expenses	109,909	163,427

Operating income before management fee	143,141	127,232

Investment income	1,622	1,804
Interest expense	(9,729)	(5,575)
Other expense, net	(8,107)	(3,771)

Income before management fee and income taxes	135,034	123,461
Management fee expense	3,376	12,385
Income before income taxes	131,658	111,076
Income tax expense	47,229	41,702
Income from continuing operations	84,429	69,374
Loss from discontinued operations, net of taxes	-	(5,528)
Net income attributable to GAMCO Investors, Inc.	$84,429	$63,846

Net income/(loss) per share attributable to GAMCO Investors, Inc.:
Basic - Continuing operations	$2.89	$2.77
Basic - Discontinued operations	-	(0.22)
Basic - Total	$2.89	$2.55

Diluted - Continuing operations	$2.85	$2.74
Diluted - Discontinued operations	-	(0.23)
Diluted - Total	$2.85	$2.51

Weighted average shares outstanding:
Basic	29,222	25,047

Diluted	29,811	25,337

Actual shares outstanding (a)	29,548	25,538

Notes:
(a) Includes 427,290 and 688,550 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 11.

Table V
GAMCO INVESTORS, INC.
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2016				2015
	1st	2nd	3rd		1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	YTD	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$81,385	$83,944	$87,721	$253,050	$99,806	$98,693	$92,160	$90,317	$380,976

Expenses	35,363	36,064	38,482	109,909	57,081	55,518	50,828	54,097	217,524

Operating income before
management fee	46,022	47,880	49,239	143,141	42,725	43,175	41,332	36,220	163,452

Investment income	591	605	426	1,622	541	638	625	4,304	6,108
Interest expense	(3,406)	(3,168)	(3,155)	(9,729)	(1,905)	(1,855)	(1,815)	(3,061)	(8,636)
Shareholder-designated contribution	-	-	-	-	-	-	-	(6,396)	(6,396)
Other expense, net	(2,815)	(2,563)	(2,729)	(8,107)	(1,364)	(1,217)	(1,190)	(5,153)	(8,924)

Income before management
fee and income taxes	43,207	45,317	46,510	135,034	41,361	41,958	40,142	31,067	154,528
Management fee expense	1,080	1,133	1,163	3,376	4,135	4,194	4,056	3,118	15,503
Income before income taxes	42,127	44,184	45,347	131,658	37,226	37,764	36,086	27,949	139,025
Income tax expense	16,102	16,641	14,486	47,229	14,078	13,989	13,635	10,024	51,726
Income from continuing operations	26,025	27,543	30,861	84,429	23,148	23,775	22,451	17,925	87,299
Income/(loss) from discontinued
operations, net of taxes	-	-	-	-	1,628	326	(7,482)	1,641	(3,887)
Net income attributable to
GAMCO Investors, Inc.	$26,025	$27,543	$30,861	$84,429	$24,776	$24,101	$14,969	$19,566	$83,412

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic - Continuing operations	$0.89	$0.94	$1.06	$2.89	$0.92	$0.95	$0.90	$0.68	$3.43
Basic - Discontinued operations	-	-	-	-	0.07	0.01	(0.30)	0.06	(0.15)
Basic - Total	$0.89	$0.94	$1.06	$2.89	$0.99	$0.96	$0.60	$0.74	$3.28

Diluted - Continuing operations	$0.88	$0.93	$1.03	$2.85	$0.91	$0.94	$0.89	$0.67	$3.40
Diluted - Discontinued operations	-	-	-	-	0.06	0.01	(0.30)	0.06	(0.15)
Diluted - Total	$0.88	$0.93	$1.03	$2.85	$0.97	$0.95	$0.59	$0.73	$3.24

Weighted average shares outstanding:
Basic	29,247	29,234	29,185	29,222	25,132	25,065	24,947	26,547	25,425

Diluted	29,684	29,522	30,406	29,811	25,414	25,358	25,241	26,813	25,711
Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before
management fee	46,022	47,880	49,239	143,141	42,725	43,175	41,332	36,220	163,452
Deduct: management fee expense	1,080	1,133	1,163	3,376	4,135	4,194	4,056	3,118	15,503
Operating income	$44,942	$46,747	$48,076	$139,765	$38,590	$38,981	$37,276	$33,102	$147,949

Operating margin before
management fee	56.5%	57.0%	56.1%	56.6%	42.8%	43.7%	44.8%	40.1%	42.9%
Operating margin after
management fee	55.2%	55.7%	54.8%	55.2%	38.7%	39.5%	40.4%	36.7%	38.8%

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	September 30,	December 31,	September 30,
	2016	2015	2015

ASSETS

Cash and cash equivalents	$33,852	$13,719	$62,561
Investments	32,889	32,979	34,098
Receivable from brokers	344	1,091	1,157
Other receivables	32,429	37,252	55,577
Income tax receivable	10,634	6,787	2,409
Other assets	11,120	12,071	9,791
Assets of discontinued operations	-	-	706,523

Total assets	$121,268	$103,899	$872,116

LIABILITIES AND EQUITY

Payable to brokers	$10,203	$12	$533
Income taxes payable and deferred tax liabilities	164	4,823	5,963
Compensation payable	31,469	24,426	83,700
Securities sold short, not yet purchased	-	129	-
Accrued expenses and other liabilities	44,574	41,739	37,811
Liabilities of discontinued operations	-	-	66,614
Sub-total	86,410	71,129	194,621

5.875% Senior notes (due June 1, 2021)	24,115	24,097	99,447
4.5% Convertible note (due August 15, 2021)	109,826	-	-
4% PIK note (due November 30, 2020)	100,000	250,000	-
Loan from GGCP (due December 28, 2016)	-	35,000	-
0% Subordinated Debentures (due December 31, 2015) (a)	-	-	6,750
Total debt	233,941	309,097	106,197
Total liabilities	320,351	380,226	300,818

Redeemable noncontrolling interests of discontinued operations	-	-	6,018

GAMCO Investors, Inc.'s stockholders' equity (deficit)	(199,083)	(276,327)	562,645
Noncontrolling interests	-	-	2,635
Total equity (deficit)	(199,083)	(276,327)	565,280

Total liabilities and equity	$121,268	$103,899	$872,116

(a) The 0% Subordinated Debentures due December 31, 2015 have a face value of $0.0 million, $0.0 million and $6.9 million, respectively.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.